                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     Date of report (Date of earliest event
                                   reported):

                                NOVEMBER 5, 2001


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


             NEVADA                      001-14256           13-3869719
  (State or Other Jurisdiction          (Commission         (IRS Employer
        of Incorporation)               File Number)      Identification No.)


                             410 SEVENTEENTH STREET
                                   SUITE 2300
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         On November 1, 2001, Westport Resources Corporation, a Nevada corporation (the "Company"), issued a press release announcing that it will release its third quarter earnings on Tuesday, November 6, 2001, and will host a telephone conference on Wednesday, November 7th at 10 a.m. (EST) to discuss financial and operational results for the quarter ended September 30, 2001. The press release inadvertently made reference to the incorrect Conference ID number needed to access a digitized replay of the telephone conference. On November 2, 2001, the Company issued a corrected release, which is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

                   EXHIBIT
                   NUMBER                     EXHIBIT
                   -------                    -------
                    99.1      Press release dated November 2, 2001 entitled
                              "Correction--Westport Resources Corporation."




                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WESTPORT RESOURCES CORPORATION

Date: November 5, 2001               By:    /s/ Howard L. Boigon
                                            ------------------------------------
                                     Name:  Howard L. Boigon
                                     Title: Vice President, General Counsel and
                                            Secretary

                                  EXHIBIT INDEX


                   EXHIBIT
                   NUMBER                     EXHIBIT
                   -------                    -------
                    99.1*     Press release dated November 2, 2001 entitled
                              "Correction--Westport Resources Corporation."


                     *Filed herewith.